                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported):  February 6, 2003



                                  NEXMED, INC.
               (Exact Name of Registrant as Specified in Charter)


         Nevada                         0-22245                87-0449967
         ------                         -------                ----------
 (State of incorporation)    (Commission File Number)         (IRS Employer
                                                          Identification Number)


 350 Corporate Boulevard, Robbinsville, New Jersey                08691
 -------------------------------------------------                -----
      (Address of Principal Executive Offices)                 (Zip Code)



       Registrant's telephone number, including area code:  (609) 208-9688

ITEM 5.  OTHER EVENTS AND REQUIRED FD DISCLOSURE

         Reference is hereby made to the press release of NexMed, Inc., dated February 6, 2003, which is attached hereto as Exhibit 99.1 and incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

    (c)  Exhibits:

         99.1   Press Release issued by NexMed, Inc., dated February 6, 2003


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         NEXMED, INC.



                         By: /s/ Vivian H. Liu
                            ----------------------------
                         Name: Vivian H. Liu
                         Title: Vice President-Corporate Affairs and Secretary

Date:  February 6, 2003



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